Exhibit 10.5

WHEN RECORDED, MAIL TO:

MapleMark Bank

4143 Maple Ave., Suite 100

Dallas, TX 75219

Parcel Identification

Tax Parcel Number: 64-m9-00a-05d-00

FOR RECORDER’S USE ONLY

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

(This Mortgage Secures Future Advances)

THIS INSTRUMENT IS TO BE INDEXED AS BOTH A MORTGAGE AND A

FIXTURE FILING FILED AS A FINANCING STATEMENT

THIS IS AN OPEN-END MORTGAGE UNDER 42 Pa.C.S.A. §8143, WHICH SECURES FUTURE ADVANCES. THE MAXIMUM AMOUNT SECURED BY THIS MORTGAGE IS $7,775,680, PLUS ACCRUED BUT UNPAID INTEREST, FEES, COSTS, EXPENSES AND ADVANCES AS PROVIDED HEREIN

This MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Mortgage”) is made and entered into as of June 6, 2022, by INNOVATIVE FOOD PROPERTIES, LLC, a Delaware limited liability company, with an address at 220 Oak Hill Road, Mountaintop, PA 18518 (“Mortgagor”), in favor of MAPLEMARK BANK, 4143 Maple Ave., Suite 100, Dallas, Texas 75219 (“Mortgagee”).

RECITALS

This Mortgage covers property that is or may become so affixed to real property so as to become fixtures, and is also to be filed of record in the same office as real estate records as a fixture filing under applicable law. This Mortgage is for commercial purposes and secures not only existing indebtedness or advances made contemporaneously with the execution hereof, but also future advances, whether obligatory or optional, or both, to the same extent as if such future advances were made contemporaneously with the execution of this Mortgage, even if no advance is made at the time of execution of this Mortgage, and even if no indebtedness is outstanding at the time any advance is made. Mortgagor is the fee simple owner of the real property located at 220 Oak Hill Road, Mountain Top, Pennsylvania 18518. Mortgagor executed and delivered to Mortgagee that certain Promissory Note of even date herewith (as it may be supplemented, amended, extended, replaced, modified, renewed or restated from time to time, the “Note”) in the maximum principal amount of $7,775,680, bearing interest as provided therein, with principal and interest due monthly as provided therein. This Mortgage shall secure payment of all disbursements made by Mortgagee to Mortgagor under the Note, and all provisions of this Mortgage shall apply to each disbursement as well as to all other indebtedness secured hereby, including, without limitation, all indebtedness that arises under the Note and the other Loan Documents. Reference to the Note is hereby made to the same extent as if set forth in full herein. Capitalized terms used herein and not defined herein are used with the respective meanings set forth in the Note.

NOW, THEREFORE, in consideration of the premises, and in order to secure the full and timely payment of the Obligations (as hereinafter defined), and the performance and observance of all of the covenants and provisions hereof, the Note and the Loan Documents, and all renewals, amendments, substitutions, extensions and modifications thereof, Mortgagor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS to Mortgagee, the hereinafter defined and described Mortgaged Property, subject, however, to the Permitted Exceptions (as hereinafter defined), TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, and, subject to the Permitted Exceptions, Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the following Mortgaged Property (the “Mortgaged Property”) unto Mortgagee:

That certain real property located at 220 Oak Hill Road, Mountain Top, Pennsylvania 18518, and as more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”);

TOGETHER with all right, title and interest of Mortgagor, in and to all options to purchase or lease the Property or any portion thereof or interest therein, and any greater estate in the Property owned or hereafter acquired;

TOGETHER with all interest, estate or other claims, both at law and in equity, which Mortgagor now has or may hereafter acquire in the Property;

TOGETHER with all easements, rights‑of‑way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto;

TOGETHER with all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to any land lying within the right‑of‑way of any street, open or proposed, adjoining the Property,

and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property;

TOGETHER with any and all buildings and improvements, now or hereafter erected thereon, including, without limitation, the fixtures, attachments, appliances, equipment, machinery and other articles attached to said buildings and improvements and owned by Mortgagor (the “Improvements”);

TOGETHER with all “Equipment,” as such term is defined in Article 9 of the Uniform Commercial Code, as adopted and enacted by the state or states where any of such Equipment is located (the “UCC”), now or hereafter owned by Mortgagor, which is used at or in connection with the improvements or the Property or any additional land or is located thereon or therein (including, without limitation, all machinery, equipment, furnishings and electronic data-processing and other office equipment now or hereafter owned by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto. Notwithstanding the foregoing, the Equipment shall not include any equipment belonging to tenants under leases except to the extent that Mortgagor shall have any right or interest therein;

TOGETHER with all Equipment now or hereafter owned by Mortgagor which is so related to the Property, any additional land and improvements forming part of the Property that it is deemed Fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials and supplies intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in and used in connection with (temporarily or permanently) any of the improvements or the Property or any additional land, including, without limitation, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, lighting, signs, incinerating and power equipment, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, elevators, escalators and shafts, disposals, dishwashers, refrigerators, microwaves and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any fixtures which tenants are entitled to remove pursuant to leases except to the extent that Mortgagor shall have any right or interest therein;

TOGETHER with all furniture, furnishings, objects of art, appliances, machinery, goods, tools, supplies, appliances, general intangibles, inventory, contract rights, accounts, deposit accounts, accounts receivable, franchises, licenses, certificates and permits; partitions and screens; reservation system; computer and related equipment; generators, boilers, compressors and engines; fuel; water and other pumps and tanks; irrigation lines and sprinklers; refrigeration equipment; pipes and plumbing; elevators and escalators; sprinkler systems and other fire extinguishing machinery and equipment; fire prevention systems; call systems; vacuum cleaning systems; security systems; heating, ventilating, air conditioning and air cooling ducts, machinery and equipment; gas and electric machinery and equipment; facilities used to provide utility services; laundry, drying, dishwashing and garbage disposal machinery or equipment; communication apparatus, including television, radio, music, and cable antennae and systems; guest room furnishings; attached floor coverings, rugs, carpets, window coverings, blinds, awnings, shades, curtains, drapes and rods; screens, storm doors and windows; stoves, refrigerators, dishwashers, ranges, microwaves and other installed appliances; attached cabinets; trees, plants and other items of landscaping; buses and vehicles of any nature whatsoever; visual and electronic surveillance systems; telecommunications equipment including telephones, switchboards, exchanges, wires and phone jacks; maintenance equipment, inventory, tables, chairs, mirrors, desks, wall coverings, clocks, lamps; linens; kitchen, restaurant and other operating equipment, including menus, dishes, glassware, cooking utensils, tables, refrigerating units, microwave equipment, ovens, timers; food and beverages; cleaning materials and other similar items; swimming pool heaters and equipment; recreational equipment and maintenance supplies; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets; snow removal and lawn care equipment; corporate and other business records, customer lists, trademarks, tradenames, ownership interest in any entity and any judgments; all drawings, plans, specifications, reports and analyses now existing or hereafter prepared by Mortgagor, its agents, contractors, architects, engineers and/or employees in connection with or related to all or any part of the Property; and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the UCC, whether tangible or intangible, other than the Fixtures, which are now or hereafter owned by Mortgagor and which are located within, or related to the Property and the improvements, together with all accessions, replacements and substitutions thereto or therefor and the proceeds and products thereof, (collectively, the “Personal Property”), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the UCC, superior in lien to the lien of this security instrument and all proceeds and products of the above;

TOGETHER with all leases, subleases or sub-subleases, lettings, licenses, concessions, OGM Agreements (as hereinafter defined) or other agreements (whether written or oral) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of the Property and the improvements from time to time located thereon, and every modification, amendment or other agreement relating to such leases, subleases, sub-subleases or other agreements entered into in connection with such leases, subleases, sub-subleases or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”) and all revenue, all right, title and interest of Mortgagor, its successors and assigns in and under the leases, including, without limitation, cash or securities deposited thereunder to secure the performance by the tenants of their obligations thereunder (but subject to the terms thereof) and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses), from the Property, the additional land and the improvements whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, together with all hotel revenue (if applicable), the “Rents”), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the obligations;

TOGETHER with all oil rights, gas rights, and mineral rights including, without limitation, the present, absolute and unconditional assignment of all of Mortgagor’s right, title and interest in any oil, gas or other mineral lease or other conveyance thereof, pipeline agreement, surface use agreement or other instrument or agreement, express or implied, related to the exploration, production, transportation, processing, compression or sale of oil, gas or any other minerals extracted, arising or issuing from the Land now or hereafter entered into (collectively, “OGM Agreements” and each an “OGM Agreement”), together with the sole, present and perfected right to (1) execute and deliver any OGM Agreement, (2) subject to the terms of such OGM Agreements, to cancel, terminate, amend, restate, modify, assign or convey any OGM Agreement or any interest in any OGM Agreement, and (3) to enforce the terms of any OGM Agreement ((1) through (3) collectively, the “Executive Right”);

TOGETHER with all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

TOGETHER with all proceeds of or for the benefit of Mortgagor in respect of the Property under any insurance policies covering the Property, including, without limitation, premium refunds, the right to receive and apply the proceeds or loss payments of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;

TOGETHER with all proceeds of the conversion, voluntary or involuntary, of any of the foregoing (including, without limitation, proceeds of insurance and condemnation awards) into cash or liquidation claims;

TOGETHER with the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

TOGETHER with to the extent assignable, all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, development, service, management, equipping, furnishing, enjoyment, operation or disposition of the Property, the additional land and any part thereof and any improvements or any business or activity conducted on the Property, the additional land and any part thereof, and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

TOGETHER with all rights of Mortgagor to the use of any trade name, trademark, or service mark now or hereafter associated with the business or businesses conducted on the Property (subject, however, to any franchise or license agreements relating thereto);

TOGETHER with all rights of Mortgagor to any architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, engineering or environmental reports and similar materials relating to any or all of the Property; and all rights of Mortgagor to any payment and performance bonds or guarantees, and any and all modifications and extensions thereof relating to the Property or the Improvements;

TOGETHER with all rights of Mortgagor under any sales contracts and proceeds, escrow agreements and broker’s agreements concerning the sale of any or all of the collateral;

TOGETHER with all rights of Mortgagor in accounts, accounts receivable, general intangibles and contract rights of every kind which are now or shall be hereinafter used or useful, either directly or indirectly, in connection with the complete and comfortable use, occupancy and operation of the Property or the Improvements, including, without limitation, any and all agreements, contracts or licenses relating to the renting of the Property, the maintenance or operation of elevators, fire protection systems, security systems, heating, ventilation and air conditioning systems, telephone or other communication systems or electrical systems; together with intellectual property rights (including, without limitation, copyright, trade secret and patent rights) of Mortgagor (whether by license, possession or ownership) in hardware, software, works of authorship, and inventions therefor, as well as the physical embodiment of or media containing, and maintenance and support agreements related to, any of the foregoing;

TOGETHER with any other collateral for the loan as identified in any loan agreement between Mortgagor and Mortgagee;

TOGETHER with all right, title and interest in and to the Personal Property (and to be included in such definition), and now or at any time hereafter located on or at the Property or used in connection therewith including, without limitation, all goods, machinery, tools, insurance proceeds and refunds of insurance premiums, equipment (including fire sprinklers and alarm systems, office air-conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance equipment, equipment for the exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, Venetian blinds, curtains, lamps, chandeliers, other lighting fixtures, office maintenance and other supplies; and

TOGETHER with all the estate, interest, right, title, other claim or demand including, without limitation, claims or demands with respect to the proceeds of, and refunds of premiums on, insurance in effect with respect thereto, which Mortgagor now has or may hereafter acquire in or with respect to the Property and the Mortgaged Property, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Mortgaged Property including, without limitation, any awards resulting from a change of grade or streets and awards for severance damages.

TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee and its successors and assigns forever.

Mortgagor further covenants and binds itself, its successors and assigns, to warrant and defend the title to the Mortgaged Property to Mortgagee, its successors and assigns, forever against the claims of any and all persons whomsoever.

This Mortgage is made to secure the following, to-wit (the “Obligations”):

(a)         Note and other Loan Documents. All indebtedness, liabilities and obligations owing by Mortgagor to Mortgagee under the Note and the other Loan Documents;

(b)         Renewals and Modifications. All amounts owed under any supplements, amendments, extensions, replacements, modifications, renewals or restatements of any of the foregoing;

(c)         Expenditures for the Collateral. The payment of all sums advanced by Mortgagee under the Loan Documents, pursuant to 42 Pa.C.S. § 8144 or after the occurrence and continuation of any Event of Default, under this Mortgage and/or the other Loan Documents now or hereafter executed by Mortgagor in connection with the Note, to protect the Mortgaged Property, with interest thereon at the highest default rate set forth in the Note; and

(d)         Other Liabilities and Obligations. All loans, advances, indebtedness and each and every other obligation or liability of Mortgagor owed to Mortgagee, however created, of every kind and description, whether now existing or hereinafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, due or to become due, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease, overdraft, automated clearing house, agreement or otherwise, whether or not secured by additional collateral, whether originated with Mortgagee or owed to others and acquired by Mortgagee by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and every obligation arising under the Loan Documents, all obligations to perform or forbear from performing acts, all amounts represented by letters of credit now or hereinafter issued by Mortgagee for the benefit of or at the request of Mortgagor, all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications and restatements thereof, and all expenses and attorneys’ fees incurred or other sums disbursed by Mortgagee under this Mortgage or any other document, instrument or agreement related to any of the foregoing.

This Mortgage secures the Obligations and any extensions, supplements, amendments, replacements, restatements, renewals, modifications and/or extensions, and substitutions thereof, and any note or other obligations given in payment of principal or interest, and all reasonable attorneys’ fees, court costs and reasonable expenses of whatever kind incident to the collection of said indebtedness and/or the enforcement and/or protection of the lien of this Mortgage.

This Mortgage shall have priority at all times over any and all mechanics’, furnishers and materialmen’s liens, and Mortgagee does not consent to any contract for or materials within the meaning of applicable law. No contract for labor or materials will be let by Mortgagor except with the express stipulation that any mechanics’ or materialmen’s liens resulting therefrom shall at all times be subordinate to the lien of this Mortgage.

This Mortgage, the Note, and any other instrument, document and agreement given to evidence or further secure the payment and performance of the Obligations may be referred to individually, or collectively as the “Loan Documents”.

As part of the consideration for the indebtedness secured hereby and to protect the security of this Mortgage, Mortgagor covenants and agrees as follows:

TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns.

PROVIDED, HOWEVER, that if Mortgagor shall pay the Obligations according to the terms thereof and perform all of the covenants, conditions, stipulations and agreements set out in the same, and in this Mortgage, then this Mortgage shall be cancelled, and Mortgagee shall, at Mortgagor’s cost and request, release the same.

ARTICLE 1
GENERAL COVENANTS OF MORTGAGOR

Mortgagor covenants and agrees with Mortgagee as follows:

1.1    Good Title. Mortgagor warrants that it possesses good and marketable title to an indefeasible fee estate in the Mortgaged Property subject to no lien, charge or encumbrance, or exceptions except as are satisfactory to Mortgagee and listed as exceptions to title in a title policy which insures the lien of this Mortgage and which is issued by a title company or companies acceptable to Mortgagee (collectively, the “Permitted Exceptions” being those exceptions that are set forth in the Title Commitment No.: ____________ issued by __________________ Title Insurance Company); and that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. Mortgagor possesses full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. Mortgagor shall preserve such title, and shall forever warrant and defend the validity and priority of the lien hereof against the claims and demands of all persons and parties whomsoever.

1.2    Payment of the Obligations and Observance of Covenants. Mortgagor shall punctually pay the principal and interest and all other sums to become due in respect of the Obligations and this Mortgage at the time and place and in the manner therein specified, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein or any Loan Document given as security for payment of the Obligations.

1.3    Taxes and Impositions.

(a)         Mortgagor shall pay, or cause to be paid, at least 10 days prior to delinquency, all real and personal property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, non-governmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the

Mortgaged Property, which are assessed or imposed upon the Mortgaged Property, or become due and payable, and which create, or may reasonably create, a lien upon the Mortgaged Property, or any part thereof, or upon any Personal Property, equipment and other facility used in the operation or maintenance thereof (all of which taxes, assessments and other governmental and nongovernmental charges of like nature are collectively, “Impositions”); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, then Mortgagor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the non-payment of any such installment and interest.

(b)         If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Mortgaged Property in lieu of or in addition to the Impositions payable by Mortgagor pursuant hereto, or (ii) a license fee, tax or assessment imposed on Mortgagee and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within Impositions, and Mortgagor shall pay and discharge the same as provided herein with respect to the payment of Impositions failing which, at the option of Mortgagee, all obligations secured hereby together with all accrued interest thereon, shall immediately become due and payable.

(c)         Reserved.

(d)       Mortgagor shall have the right, before any delinquency occurs, to contest or object to the amount or validity of any such Impositions by appropriate legal proceedings; but this shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor’s covenant to pay any such Imposition at the time and in the manner provided in this Section 1.3, unless Mortgagor has given prior written notice to Mortgagee of Mortgagor’s intent to so contest or object to an Imposition, and unless, at Mortgagee’s sole option, (i) Mortgagor shall demonstrate to Mortgagee’s satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; (ii) Mortgagor shall furnish a good and sufficient bond or surety as requested by and reasonably satisfactory to Mortgagee; or (iii) Mortgagor shall have provided a good and sufficient undertaking as may be required or permitted at law to accomplish a stay of such proceedings.

(e)         Reserved.

1.4    Insurance.

(a)          Mortgagor shall keep or cause to be kept, the Mortgaged Property adequately insured at all times against such risks as are customarily insured against by persons engaged in similar businesses. Without limiting the foregoing, Mortgagor will maintain and/or cause to be kept in force at all times and provide proof of insurance as requested by Mortgagee with respect to such policies of insurance as Mortgagee shall from time to time require in such amounts and covering such risks as is industry norm in the same general area in which the Mortgaged Property is located, including, without limitation, the following (collectively and/or individually, as the context requires, the “Policies”):

(i)         To the extent there are improvements on the Real Estate, insurance against loss or damage to any of the Mortgaged Property by fire and any of the risks covered by insurance commonly known as "fire and extended coverage" and, if consistent with industry norm in the general area in which the Mortgaged Property is located, against loss or damage by flood;

(ii)         Comprehensive public liability insurance, including, without limitation, against claims for personal injury, bodily injury, death or property damage occurring on, in or about the Mortgaged Property and the adjoining streets, sidewalks and passageways; and

(iii)         During the course of all construction or repair, (A) workers' compensation insurance (including employer's liability insurance) for all persons engaged on or with respect to the Mortgaged Property in such amounts as are reasonably satisfactory to Mortgagee or, if such limits are established by law, in such amounts, and (B) builder's completed value risk insurance (special coverage) against "all risks of physical loss" during construction, covering the total value of work performed and equipment, supplies and materials furnished.

(b)         All Policies and renewals thereof shall be written by a company (i) with a current A.M. Best’s Insurance Guide rating of at least B+, (ii) that is authorized to do business in the state where the Mortgaged Property is located, and (iii) that is otherwise acceptable to Mortgagee, in a form acceptable to Mortgagee, and shall have attached thereto the standard form of Mortgagee clause, without contribution, in favor of and in form acceptable to Mortgagee, and shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim or deductions against Mortgagor. All Policies shall be delivered to and be held by Mortgagee, which Policies shall provide that no cancellation, modification, termination or lapse thereof shall be effective until at least 30 days after receipt by Mortgagee of written notice thereof.

(c)         This Mortgage shall operate as an assignment to Mortgagee of Mortgagor’s interest in said Policies, whether delivered or not. Upon the failure of Mortgagor to provide the Policies, Mortgagee shall have the option (but not the duty) to procure and maintain such insurance or a mortgagee interest policy without notice to Mortgagor. Any actual, reasonable sums so expended by Mortgagee shall at once become indebtedness owing from Mortgagor to Mortgagee and shall immediately become due and payable by Mortgagor with interest thereon, to the extent legally enforceable. If Mortgagee acquires title to the Mortgaged Property by foreclosure proceedings or otherwise, any unearned premiums on any hazard insurance covering the Mortgaged Property are hereby assigned to and shall belong to Mortgagee. If at any time during the term of this Mortgage any Policies shall be cancelled and returned premiums available, these returned premiums shall be retained by Mortgagee to the extent required to reimburse Mortgagee for any sums advanced by Mortgagee to purchase insurance required by this Section and the balance may be used by Mortgagee to satisfy any other defaults by Mortgagor hereunder. Any rights of Mortgagee to any insurance proceeds shall in no way be affected or impaired by reason of the fact that Mortgagee may have instituted foreclosure proceedings hereunder.

(d)         Mortgagee shall have the right to hold the Policies, or binders thereof reasonably acceptable to Mortgagee, and Mortgagor shall promptly furnish to Mortgagee all renewal notices and all receipts of paid premiums. At least 30 days prior to the expiration date of any such policy, Mortgagor shall deliver to Mortgagee a renewal policy, or binder thereof, in form satisfactory to Mortgagee. Certificates issued to Mortgagee as evidence of Mortgagor’s insurance Policies required hereunder must be issued on an ACORD 27 form for all builder’s risk, property or casualty insurance, and on an ACORD 25 form for all liability insurance. All such certificates shall also identify the location of the Mortgaged Property, and list Mortgagee as “mortgagee and Mortgagee loss payee” for all builders’ risk, property or casualty insurance and as “mortgagee and additional insured” for all liability insurance.

(e)         Mortgagor shall give Mortgagee prompt written notice of any casualty and/or loss covered by the Policies, and Mortgagee may, but is not obligated to, make proof of loss if not made promptly by Mortgagor. In the event of any loss or casualty under the Policies, all of Mortgagor’s interest in the proceeds and rights of action thereunder are hereby assigned to Mortgagee. At its option, in its own name, Mortgagee shall be entitled to commence, appear in and prosecute any action or proceedings or to make any compromise or settlement in connection with any such loss or casualty. Each insurance carrier is hereby authorized and directed to make any payments for monies due to Mortgagor under the Policies as a result of any loss or casualty directly to Mortgagee. The payment to Mortgagee of such insurance proceeds shall not cure or waive any default or notice of default hereunder. Mortgagee’s right to payment of such insurance proceeds shall exist whether or not any loss or casualty results in any impairment to the security of Mortgagee. In the event of a loss or casualty, Mortgagee may elect to use insurance proceeds to restore the Mortgaged Property and the Improvements provided the following terms and conditions are complied with to Mortgagee’s satisfaction, or notwithstanding the compliance of the following terms and conditions, may elect to apply such proceeds to prepayment of the Obligations:

(i)         no Event of Default shall have occurred and be continuing;

(ii)         the insurance company insuring the Mortgaged Property and the Improvements shall pay the claims in an amount which when added to Mortgagor’s available cash is sufficient to reconstruct the Mortgaged Property and the Improvements in accordance with the plans and specifications referred to in subsection (iii);

(iii)          Mortgagor shall submit for Mortgagee’s reasonable approval a plan which shall include plans and specifications for repair/restoration of the Mortgaged Property and the Improvements, such plans and specifications showing the Mortgaged Property and the Improvements to have a value after repair/restoration to be at least equal to that prior to the casualty;

(iv)         Mortgagee shall reasonably approve the plans and specifications referenced in the preceding subsection (iii); and

(v)         Mortgagor shall pay any actual, reasonable expenses Mortgagee incurs during the restoration of the Improvements.

If an Event of Default shall have occurred and be continuing, or if any of the other above referenced conditions shall not have been satisfied within 90 days of the date of any casualty, Mortgagee may elect, in its sole discretion, to apply such proceeds to prepayment of the Obligations or to the repair or restoration of the Mortgaged Property and the Improvements as set forth above.

(f)         In the alternative, without satisfying the provisions set forth in Sections 1.4(e)(i) through (v), Mortgagor may elect to apply any insurance proceeds to the prepayment, without premium or penalty, of the indebtedness evidenced by the Obligations, this Mortgage, and/or any of the other Loan Documents. If the insurance proceeds are applied to the payment of the sums secured by this Mortgage, any such application of proceeds to principal shall be without prepayment premium and not extend or postpone the due date of any amounts referred to in Section 1.2 or change the times for the payment of any such amounts.

1.5    Use and Repairs. To keep the Mortgaged Property in good condition and repair, ordinary wear and tear excepted; not to remove, demolish or substantially alter (except such alterations as may be required by laws, ordinances or regulations) any of the Mortgaged Property; subject to any event or effect that, through the exercise of reasonable diligence can neither be anticipated nor controlled (“force majeure”) to complete promptly and in good and workmanlike manner any building or improvements which may be constructed on the Property and promptly restore in like manner any of the Mortgaged Property which may be damaged or destroyed, and to pay when due all lawful claims for labor performed and materials furnished therefor; to comply with all laws, ordinances, regulations, covenants, franchise agreements, licenses, conditions and restrictions now or hereafter affecting the Mortgaged Property or any part thereof or requiring any alterations or improvements; not to knowingly commit or permit any waste or deterioration of the Mortgaged Property; to keep and maintain the grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; to comply with the provisions of the lease concerned if this Mortgage is on a leasehold; not to knowingly commit, suffer or permit any act to be done to, in or upon the Mortgaged Property in violation of any law, ordinance or regulation and to operate and maintain any business located on the Property continuously in a first class manner consistent with other similar businesses similarly located. After completion of any new Improvements, they shall not be removed, demolished or substantially altered without Mortgagee’s prior written consent, except where appropriate replacements which are of value of at least equal to the value of the Improvements removed and which are free and clear of superior title, liens and claims, are immediately made, or except as may be permitted under the existing lease of the Property by and between Mortgagor, successor in interest, to Innovative Food Holdings, Inc. (“Tenant”).

1.6    Advances by Mortgagee.

(a)    If Mortgagor shall fail to perform any of the covenants contained in Sections 1.1, 1.3, 1.4 and 1.5, then Mortgagee may make advances to perform the same in its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and secured by this Mortgage. Mortgagor will repay all sums so advanced on its behalf with interest at the “Default Rate” (as defined in the Obligations). This Section 1.6 shall not prevent any default in the observance of any covenant contained in said Sections 1.1, 1.3, 1.4 and 1.5 from constituting an Event of Default hereunder.

(b)    If Mortgagee shall incur or expend any sums, including reasonable attorneys’ fees permitted by law, whether in connection with any action or proceeding or not, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of Mortgagee’s rights hereunder, or to recover any indebtedness hereby secured, all such actual, reasonable sums shall become immediately due and payable by Mortgagor with interest thereon at the Default Rate. All such actual, reasonable sums shall be secured by this Mortgage and be a lien on the Mortgaged Property and the Improvements prior to any right, title, interest, or claim, in, to, or upon the same attaching or accruing subsequent to the lien of this Mortgage.

(c)    Should Mortgagor fail to make any payment or to do any act as and in the manner required of it in any of the Loan Documents, then Mortgagee in its own discretion, without obligation so to do and without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation, may make or do the same in such manner and to such extent as may be deemed necessary to protect the security hereof. In connection therewith (without limiting its general powers), Mortgagee shall have and is hereby given the right, but not the obligation, (i) to enter upon and take possession of the Mortgaged Property, (ii) to make additions, alterations, repairs and improvements to the Mortgaged Property which it may consider necessary or proper to keep the Mortgaged Property in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Mortgagee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of it may affect or appears to affect the security of this Mortgage or be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. Mortgagor shall, within 10 days after demand therefore by Mortgagee, pay all costs and expenses incurred by Mortgagee in connection with the exercise by Mortgagee of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and attorneys’ fees.

1.7    Condemnation. Mortgagor shall give Mortgagee prompt notice of any condemnation or eminent domain action, actual or threatened, and hereby assigns, transfers, and sets over to Mortgagee Mortgagor’s entire interest in the proceeds of any award or claim for damages for all or any part of the Mortgaged Property taken or damaged under the power of eminent domain or condemnation, including, without limitation, severance and consequential damage and change in grade of streets, Mortgagee being hereby authorized to intervene in any such action on Mortgagor’s behalf, and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Mortgagor shall not enter into any agreement with the condemning authority permitting or consenting to the taking of the Mortgaged Property unless prior written consent of Mortgagee is first obtained. Any actual, reasonable expenses incurred by Mortgagee in intervening in such action or collecting such proceeds shall be reimbursed to Mortgagee first out of the condemnation proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the indebtedness secured hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, to the restoration or repair of the Mortgaged Property, or to any other obligation of Mortgagor to Mortgagee, the choice of application to be solely at the discretion of Mortgagee.

1.8    Mortgagor's Records. With respect to the Mortgaged Property and the operations thereof, Mortgagor will keep or cause to be kept proper books of record and accounts in accordance with generally accepted accounting principles, consistently applied. Mortgagee shall have the right to examine said books of record and accounts at such reasonable times and intervals as Mortgagee may elect.

1.9    Access to Mortgaged Property. Provided the same shall not materially adversely impact day-to-day business operations at the Mortgaged Property, Mortgagee shall have access to and the right to inspect the Mortgaged Property during normal business hours upon reasonable advance written notice to Mortgagor.

1.10    Change in Taxation. In the event of the passage after the date of this Mortgage of any law deducting from the value of real property for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the collection of any such taxes so as to affect this Mortgage or the interest of Mortgagee hereunder, then and in such event, Mortgagor shall bear and pay the full amount of such taxes; provided that if for any reason payment by Mortgagor of any such new additional taxes would be unlawful or if the payment thereof would constitute usury or render the Loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Obligations, or this Mortgage, or otherwise, Mortgagee may, at its option, declare the Obligations and any other sums secured by this Mortgage with interest thereon to be immediately due and payable, or Mortgagee may, at its option, pay that amount or portion of such taxes as renders the Obligations or other sums secured unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion or balance of said taxes.

1.11    Transfer of or Lien Upon the Mortgaged Property.

(a)    No Transfer or Liens. Mortgagor shall not, without the prior reasonable written consent of Mortgagee, except as expressly permitted under the Loan Agreement:

(i)          transfer whether voluntarily, involuntarily or by operation of law, title to any part of or any legal or equitable interest or full possessory right in the Mortgaged Property;

(ii)         grant or permit to be filed against the Mortgaged Property any mortgage, charge, encumbrance or lien of any nature whatsoever, except for the Permitted Exceptions and the lien of ad valorem property taxes not then due and payable;

(iii)        grant or create any easement, license, right-of-way, condition or covenant with respect to any portion of or interest in the Mortgaged Property, except for the Permitted Exceptions; or

(iv)        permit or allow the member of Mortgagor to transfer, pledge, mortgage or otherwise assign its interest in Mortgagor or change the legal status of Mortgagor or dissolve Mortgagor.

(b)    Notwithstanding anything to the contrary in Section 1.11(b) above, Mortgagor acknowledges and agrees that Mortgagor, pursuant to the terms of this Mortgage, has assigned, transferred, bargained, sold, granted and conveyed to Mortgagee the Executive Right to enter into any OGM Agreements and, as a result, Mortgagor acknowledges and agrees that Mortgagor has no right, without Mortgagee’s prior written consent, to (i) enter into an OGM Agreement affecting all or any portion of the Mortgaged Property, (ii) grant or convey any interest in any oil, gas or other hydrocarbons, or coal, ore or other minerals, (iii) cancel, terminate, amend, modify, restate, assign or convey any OGM Agreement, or (iv) enforce the terms of any OGM Agreement. Any OGM Agreement executed and delivered by Mortgagor, or any party acting, by, through or under Mortgagor, without Mortgagee’s knowledge or consent, which consent may be withheld in Mortgagee’s sole, but reasonable discretion, shall be an Event of Default hereunder and shall be void or voidable. Should Mortgagor intend or desire to enter into any OGM Agreement, Mortgagor shall request Mortgagee’s consent thereto which consent Mortgagee may grant or withhold in Mortgagee’s sole, but reasonable discretion. Mortgagor shall provide Mortgagee with copies of all proposed OGM Agreements and any addenda thereto, the terms of which shall be acceptable to Mortgagee in Mortgagee’s sole and absolute discretion.

(c)    Contest of Liens. Mortgagor may with respect to a lien which attaches to the Mortgaged Property without its consent, contest same in good faith and at its own expense by appropriate legal proceeding; provided that during such contest Mortgagor shall, at the option of Mortgagee, provide security satisfactory to Mortgagee, assuring the discharge of Mortgagor’s obligation with respect to such lien and of any additional charge, penalty, or expense arising from or incurred as a result of such contest.

1.12    Additions. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed on the Mortgaged Property by Mortgagor, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

1.13    Additional Security Documents. Mortgagor, from time to time, within 15 days after request by Mortgagee, shall execute, acknowledge and deliver to Mortgagee, such security agreements or other similar security instruments, in form and substance reasonably satisfactory to Mortgagee, covering all property of any kind whatsoever owned by Mortgagor or in which Mortgagor may have any interest whether now or hereafter acquired, which, in the sole opinion of Mortgagee, is reasonably essential to the operation of the Mortgaged Property. Mortgagor shall further, from time to time, within 15 days after request by Mortgagee, execute, acknowledge and deliver, and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent it may lawfully do so, any financing statement, renewal affidavit, certificate, continuation statement or other document as Mortgagee may deem necessary to perfect, preserve, continue, extend or maintain this Mortgage or such security agreement or other security instrument as a first lien against the Mortgaged Property. Mortgagor shall pay to Mortgagee on demand all reasonable costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and refiling of any such instrument or document including the charges for examining title and attorney’s fee for rendering an opinion as to the priority of this Mortgage and of such security agreement or other security instrument as a valid first and subsisting lien against the Mortgaged Property. However, neither a request so made by Mortgagee nor the failure of Mortgagee to make such a request shall be construed as a release of the Mortgaged Property, or any part thereof, from the lien of this Mortgage, it being understood and agreed that this covenant and any such security agreement or other security instrument, delivered to Mortgagee, are cumulative and given as additional security.

1.14    Escrow for Taxes and Insurance. Upon the occurrence of an Event of Default, Mortgagor shall, unless waived in writing by Mortgagee, pay to Mortgagee at the same time the monthly installments of interest on the Obligations are due, 1/12th of the annual taxes and assessments which may be levied against the Mortgaged Property and 1/12th of the annual premiums for the Policies, both as estimated initially and from time to time by Mortgagee, to be used for the purpose of paying such taxes and assessments 30 days before the due date thereof and to pay insurance premiums when due. Any deficit shall immediately be paid to Mortgagee by Mortgagor. It shall be the responsibility of Mortgagor to furnish Mortgagee with bills in sufficient time to pay the taxes and assessments before penalty attaches and the insurance premiums before the Policies lapse. Mortgagee may hold said payments in any manner it selects, may commingle such payments with any other funds, and shall have no obligation whatsoever to pay any interest or earnings to Mortgagor on such payments held by it. Upon the occurrence of any Event of Default hereunder, Mortgagee may apply against the indebtedness secured hereby, in such manner as Mortgagee may determine, any funds of Mortgagor then held by Mortgagee pursuant to the provisions of this Section.

1.15    Compliance with Laws and Regulations. Mortgagor covenants and agrees that in the ownership, development, maintenance, repair, renewal, replacement, remodeling, modification, operation and management of the Mortgaged Property, Mortgagor shall observe and comply with, or cause to be observed and complied with, all applicable, lawful and constitutional, federal, state and local statutes, ordinances, regulations, orders and restrictions, reserving hereby its respective rights to contest the same, or the application of the same, so long as such contest shall not prejudice the lien of this Mortgage nor affect the amounts secured hereby.

1.16    Indemnification. Mortgagor shall protect, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses except as may be limited by law or judicial order or decision entered in any action brought to recover moneys under this Section) imposed upon, incurred by or asserted against Mortgagee by reason of (a) Mortgagee’s ownership of any interest in the Mortgaged Property or any part thereof, (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, disuse or condition of the Mortgaged Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (d) any failure on the part of Mortgagor to perform or comply with any of the terms hereof, (e) any necessity to defend any of the rights, title or interests conveyed by this Mortgage, (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or (g) any alleged obligations or undertakings on Mortgagee’s part to perform or discharge any of the terms, covenants or agreements contained in any lease; provided, however, that the indemnity herein contained shall not apply to liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses caused by the gross negligence or intentional misconduct of Mortgagee. In case any action, suit or proceeding is brought against Mortgagee for any such reason, Mortgagor, upon the request of Mortgagee, will, at Mortgagor’s expense, cause such action, suit or proceeding to be resisted and defended by independent counsel. Any amounts payable to

Mortgagee under this Section which are not paid within 10 days after written demand therefor shall bear interest at the Default Rate from the date of such demand, and such amounts, together with such interest, shall be deemed indebtedness secured by this Mortgage. The covenants, representations, warranties, and indemnities under this Section 1.16 and Section 1.18 shall be deemed continuing covenants, representations, warranties and indemnities running with the land for the benefit of Mortgagee and any successors and assigns of Mortgagee, including any purchaser at a mortgage foreclosure sale, any transferee of the title of Mortgagee or any subsequent purchaser at a foreclosure sale, and any subsequent owner of the Mortgaged Property claiming through or under the title of Mortgagee, and shall survive any foreclosure of this Mortgage or the satisfaction of the obligations secured hereby.

1.17    Hazardous Substances. Mortgagor and Guarantor executed and delivered to Mortgagee that certain Environmental Indemnity Agreement of even date herewith (the “Environmental Indemnity”), which contains certain representations, covenants and indemnification obligations on the part of Mortgagor and provides to Mortgagee certain rights, inter alia, entry and mitigation. In addition, the Environmental Indemnity provides that if any representation, warranty or certification proves untrue or that if Mortgagor shall fail to comply with any provisions of the Environmental Indemnity, such shall be a default under the Loan Documents. This provision is included for the purpose of giving notice of the existence of the Environmental Indemnity, to which reference is made for the full description of the rights and duties of Mortgagor and Mortgagee. This provision shall in no way affect the terms and conditions of the Environmental Indemnity or the interpretation of the rights and duties of Mortgagor and Mortgagee thereunder.

1.18    Compliance with Disability Laws.

(a)    Mortgagor warrants and represents that any and all new improvements constructed or caused to be constructed on the land and its use thereof comply fully with or will comply with all applicable federal, state, county or local statutes, laws, regulations, rules, ordinances, codes, standards, guidelines, or orders, as now or at any time hereafter in effect, relating to use, enjoyment, or access to the Mortgaged Property by persons with a disability, or to discrimination of such persons as such terms are defined by the disability laws, including, without limitation, the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et. seq.; and the Fair Housing Act of 1968, 42 U.S.C. 3601 et. seq. (the “Disability Laws”).

(b)    Mortgagor warrants and represents that Mortgagor will not violate any Disability Law, in connection with the use, ownership, development, maintenance or operation of the Mortgaged Property and the conduct of the business related thereto.

(c)    Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from and against any and all losses, liabilities, damages, injuries, expenses, including, without limitation, the cost of alterations to the Mortgaged Property, architectural, engineering, and accounting costs, reasonable attorneys’ fees, claims for owed penalties, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Mortgagee by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of violation of Disability Laws (a “Disability Laws Violation”).

(d)    If Mortgagor receives any notice of any complaint, inspection by any governmental agency which lists any noncompliance, order, citation or notice with regard to a

Disability Law Violation from any person or entity (including, without limitation, the United States Department of Justice), then Mortgagor shall immediately notify Mortgagee orally and in writing of said notice.

1.19    Waiver of Offset. All sums payable by Mortgagor hereunder shall be paid without notice (subject to any applicable notice and right to cure provisions contained in the Loan Documents), demand, counterclaim, set off, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any part thereof; (c) any title defect or encumbrance or any eviction from the Property or the Improvements or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagee, Mortgagor, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee, or by any court, in any such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein and to the extent waivable by Mortgagor, Mortgagor waives all equitable rights, or those rights now or hereafter conferred by statute or otherwise, to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

1.20    Utilities. To pay or cause to be paid when due all utility charges which are incurred by Mortgagor for the benefit of the Mortgaged Property or which may become a charge or lien against the Mortgaged Property for gas, electricity, water, sanitary sewer or storm sewer services furnished to the Mortgaged Property and all other assessments or charges of a similar nature, whether public or private, affecting the Mortgaged Property or any part thereof, whether or not such taxes, assessments or charges are liens thereon.

ARTICLE 2
ASSIGNMENT OF LEASES AND RENTS

Mortgagor represents and warrants that in the event that Mortgagor enters into any leases, with respect to the Property, Mortgagor agrees to perform the following:

2.1         Assignment of Leases and Rents. In furtherance of and in addition to the grant and assignment made by Mortgagor above, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee, all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Secured Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).

2.2         Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all reasonable actions necessary to obtain, and that upon recordation of this Mortgage Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that, upon recordation of this Mortgage, Mortgagee's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Mortgagor and all third parties, including, without limitation, any subsequently appointed trustee in any case under the Bankruptcy Code, without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

2.3         Collection Upon Default. Upon the occurrence and continuance beyond any applicable notice and cure period of any Event of Default under any of the Loan Documents, Mortgagee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness secured hereby, enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Mortgagee may reasonably determine. The collection of the Rents, or the entering upon and taking possession of the Mortgaged Property, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder, or invalidate any act done in response to such default or pursuant to such notice of default.

2.4         Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

2.5         No Merger of Estates. So long as any part of the Secured Obligations remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.

ARTICLE 3
SECURITY AGREEMENT

3.1    Security Agreement. This Mortgage shall constitute a security agreement in the Mortgagor’s Personal Property as defined in the UCC. Mortgagor hereby grants to Mortgagee a security interest in the Mortgagor’s Personal Property. Any Personal Property not owned by Tenant installed in or used on the Mortgaged Property are to be used by Mortgagor solely for Mortgagor’s business purposes, and such Personal Property will be kept on the Mortgaged Property and will not be removed therefrom without the prior consent of Mortgagee, and may be affixed to any improvements located on the Mortgaged Property but will not be affixed to any other real estate. Upon the occurrence of an Event of Default, Mortgagor shall have all rights and remedies in and against the Personal Property and otherwise of a secured party under the UCC. The remedies of Mortgagee hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the UCC shall not be construed as a waiver of any of the other rights of Mortgagee including having any Personal Property deemed part of the realty upon any foreclosure thereof. If notice to any party of the intended disposition of the Personal Property is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the lien granted by this Mortgage or may be given by private notice if such parties are known to Mortgagee. Neither the grant of a security interest pursuant to this Mortgage nor the filing of a financing statement pursuant to the UCC shall ever impair the stated intention of this Mortgage that the Personal Property and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the Mortgaged Property irrespective of whether such item is physically attached to the Property or any such item is referred to or reflected in a financing statement. Mortgagor authorizes Mortgagee to prepare and file all financing statements that it may deem necessary to establish and perfect the priority of Mortgagee’s security interest in the Mortgaged Property and shall pay all expenses incurred by Mortgagee in connection with the amendment, assignment or continuation of any financing statements executed in connection with the Mortgaged Property; and shall give at least 30 days advance written notice of any proposed change in Mortgagor’s name, identity, address structure of state of organization; and authorizes Mortgagee prior to or concurrently with such change to prepare and file all additional financing statements that Mortgagee deems necessary to establish and perfect the priority of Mortgagee’s security interest.

3.2    Maintenance of Personal Property. Subject to the provisions of this Section 3.2, in any instance where Mortgagor in its sound discretion determines that any Personal Property subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Mortgaged Property, then Mortgagor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function; provided, that such removal and substitution shall not impair the operating utility and unity of the Mortgaged Property. All substituted items shall become a part of the Mortgaged Property and subject to the lien and security interest hereof. Any amounts received or allowed Mortgagor upon the sale or other disposition of the removed items of Personal Property shall be applied first against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant from removing from the Mortgaged Property trade fixtures, furniture and equipment installed by tenant and removable by tenant under its terms of a lease of a portion of the Mortgaged Property; provided, however, that such tenant shall at its own cost and expense, repair any and all damages to the Mortgaged Property resulting from or caused by the installation and removal thereof.

3.3    Fixture Filing. THIS MORTGAGE CREATES A SECURITY INTEREST IN GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE PROPERTY, SHALL BE EFFECTIVE AS A FIXTURE FILING, AND IS TO BE FILED IN THE REAL

ESTATE RECORDS. For purposes of the UCC, Mortgagor is the "Debtor" and Mortgagee is the "Secured Party" and their names and mailing addresses are set forth on page 1 of this Mortgage.

3.4    Mortgagor to comply with prior Security Instruments. Mortgagor shall at its sole cost and expense perform, comply with and discharge all obligations of Mortgagor under any prior secured financing arrangements (whether lease purchase, conditional sales or pure lease arrangements) for any property subject to this security interest. Mortgagor shall not permit a surrender, assignment or transfer of its interest in any such property without the prior written consent of Mortgagee nor permit or suffer a default to exist under such prior financing arrangements.

3.5    Mortgagor to Execute Additional Documents. Mortgagor authorizes Mortgagee at the expense of Mortgagor to prepare and file all financing statements on its behalf as Mortgagee deems necessary to protect and perfect its security interest in the Personal Property. In addition, Mortgagor shall deliver or cause to be delivered such other documents as Mortgagee may request to secure the Obligations, including, without limitation, any certificate(s) of title to the Personal Property with the security interest of Mortgagee noted thereon.

ARTICLE 4
EVENTS OF DEFAULT AND REMEDIES

4.1         Events of Default. An Event of Default under the Note, the Obligations or the other Loan Documents beyond any applicable grace or cure period, a failure to perform a covenant or agreement herein beyond any applicable grace or cure period, or any breach or failure of a representation or warranty herein, shall be an Event of Default under this Mortgage.

4.2         Remedies. Upon the happening of any Event of Default and at any time thereafter, and following any applicable notice and cure period:

(a)    Mortgagee may declare the entire principal of the Obligations then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the principal of the Obligations and said accrued and unpaid interest shall become and be immediately due and payable, anything in the Obligations or this Mortgage to the contrary notwithstanding;

(b)    Mortgagee may exercise all rights under the Loan Documents;

(c)    Mortgagee may institute any one or more actions of mortgage foreclosure against all or any part of the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as law may allow, and may proceed therein to final judgment and execution for the entire amount of the outstanding indebtedness. Mortgagee shall have the option to proceed with foreclosure of the lien and security interests evidenced by this Mortgage in satisfaction of the Secured Obligations through the courts, all without declaring the Obligations due, and provided that if a sale of any particular Property comprising the Mortgaged Property is because of default in the payment of part of the Obligations beyond applicable cure periods, such sale may be made subject to the unmatured part of the Debt, and such sale, if so made, shall not in any manner affect the unmatured part of the

Debt, but as to such unmatured part of the Obligations, this Mortgage shall remain in full force and effect just as though no sale had been made.

(d)    Mortgagee may, either in person or by agent, with or without bringing any action or proceedings, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Property, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Property, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys’ fees, upon any indebtedness secured hereby, all in such order as Mortgagee may reasonably determine. The entering upon and taking possession of the Mortgaged Property, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Mortgaged Property or the collection, receipt and application of rents, issues or profits, Mortgagee shall be entitled to exercise every right provided for in any of the Loan Documents or at law upon occurrence of any Event of Default, including the right to exercise the power of sale as authorized by law;

(e)    Mortgagee may on demand require Mortgagor to assign any security deposits held by Mortgagor under the terms of any Lease to be held by Mortgagee and applied in accordance with the provisions of such Lease; provided that until Mortgagee makes such demand and the deposits are paid over to Mortgagee, Mortgagee assumes no responsibility for any such security deposit(s);

(f)    Mortgagee may take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Obligations or this Mortgage, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect, including appointment of a receiver for the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application thereof, and any receiver(s) shall possess the usual powers and duties of receivers in like or similar cases;

(g)    Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default has occurred and while it is continuing, and without Mortgagee's prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

(h)    Mortgagee, its successors and assigns, are hereby authorized and empowered to grant, bargain and sell, release and convey the Mortgaged Property at public venue, and to execute and deliver to the purchasers at such sale good and sufficient deeds of conveyance in law, pursuant to the statute in such case made and provided, rendering any surplus moneys after payment of the moneys due hereon, the attorney fees provided by law, and the cost and charges of such venue and sale, to Mortgagor, its successors and assigns;

(i)    Mortgagee may exercise any or all of the remedies available to a secured party under the UCC, including, without limitation:

(i)         either personally or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Mortgagor and all others claiming under Mortgagor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor with respect to the Personal Property or any part thereof. In the event Mortgagee demands or attempts to take possession of the Personal Property in the exercise of any rights under any of the Loan Documents, then Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

(ii)         without further notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

(iii)         require Mortgagor to assemble the Personal Property or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly deliver such Personal Property to Mortgagee, or an agent or representative designated by it. Mortgagee, and its agents and representatives, shall have the right to enter upon any or all of the Mortgagor’s premises and property to exercise Mortgagee’s rights hereunder;

(iv)         sell, lease or otherwise dispose of the Personal Property, at public sale, with or without having the Personal Property at the place of sale, and upon such commercially reasonable terms and in such manner as Mortgagee may determine in accordance with any remedies allowable under applicable provisions of the UCC, and Mortgagee may be a purchaser at any such sale; and

(v)         unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least 10 days prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof.

(i)         At the election of Mortgagee, Mortgagee may sell the Personal Property concurrently with and in conjunction with a foreclosure sale of the Property. Mortgagor stipulates and agrees that a sale of the Personal Property in conjunction with the Property is a commercially reasonable manner of disposing of the Personal Property. Alternatively, Mortgagee may sell or otherwise dispose of the Personal Property separately and apart from the Property in the time and manner provided by the UCC.

4.3         Enforcement; Expense of Litigation. In any suit to enforce the lien and/or security interest hereof or enforce any other remedy, or protect any right, of Mortgagee under this Mortgage, the Note, the Obligations or the Loan Documents there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree to the extent allowed by law all actual, reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys’ fees, appraiser’s fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Obligations or the Mortgaged Property, including bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate specified in the Note and shall be secured by this Mortgage.

4.4         Application of Foreclosure Sale Proceeds. The proceeds of any foreclosure sale of the Mortgaged Property shall be distributed and applied in the following order of priority: first, on account of any amounts due to Mortgagee under this Mortgage or any other instrument securing payment of the Obligations, including, without limitation, all costs and expenses incident to the enforcement proceedings (including all such allowable items as are mentioned in the preceding paragraph hereof)(excluding accrued interest on, and outstanding principal of, the Obligations); second, to accrued interest on the Obligations; third, to principal of the Obligations; fourth, to any other obligations under the other Loan Documents; and fifth, any surplus to Mortgagor, its successors or assigns, as their rights may appear.

4.5         Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage, any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, security interest, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Mortgagee’s right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as it in its absolute discretion determines. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or at law provided or permitted, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee may be exercised, concurrently and independently, from time to time and as often as may be deemed expedient by Mortgagee and Mortgagee may pursue inconsistent remedies. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage or the Obligations shall affect the obligation of Mortgagor to pay the principal of, and interest on, the Obligations in the manner and at the time and place therein respectively expressed.

4.6         Remedies Under Pennsylvania Law. Each of the remedies set forth shall be exercisable if, and to the extent, permitted by the laws of the Commonwealth of Pennsylvania in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

4.7       Confession of Judgment. FOR THE PURPOSE OF PROCURING POSSESSION OF THE MORTGAGED PROPERTY ONLY, UPON THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT, MORTGAGOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, DESIGNATED BY MORTGAGEE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO SIGN AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION A PRAECIPE FOR WRIT OF SUMMONS OR A COMPLAINT PROVIDING FOR CONFESSION OF JUDGMENT IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, FOR THE RECOVERY BY MORTGAGEE OF POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY STAY OF EXECUTION, FOR WHICH THIS MORTGAGE, OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, MORTGAGOR HEREBY RELEASING AND AGREEING TO RELEASE MORTGAGEE AND SAID ATTORNEYS FROM ALL ERRORS AND DEFECTS WHATSOEVER OF ANY NATURE IN ENTERING ANY SUCH JUDGMENT OR IN CAUSING ANY SUCH WRIT OR PROCESS TO BE ISSUED. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO THE MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME EVENT OF DEFAULT OR ANY SUBSEQUENT EVENT OF DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY BRING SUCH ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THIS MORTGAGE, OR AFTER JUDGMENT THEREON OR AFTER SALE OF THE MORTGAGED PROPERTY BY THE SHERIFF.

MORTGAGOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, AT ANY TIME FOLLOWING AN EVENT OF DEFAULT HEREUNDER TO APPEAR FOR MORTGAGOR IN SUCH COURT AND CONFESS JUDGMENT AGAINST MORTGAGOR FOR THE AMOUNT FOR WHICH MORTGAGOR MAY BE OR BECOME LIABLE TO MORTGAGEE, NOT TO EXCEED $250,000,000, UNDER THIS MORTGAGE OR THE CREDIT DOCUMENTS, AND PAYMENT OF WHICH IS SECURED BY THE MORTGAGED PROPERTY, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF MORTGAGEE, SETTING FORTH THE AMOUNT THEN

DUE, PLUS REASONABLE ATTORNEYS' FEES AND COSTS OF SUIT, WITH RELEASE OF PROCEDURAL ERRORS AND WITHOUT RIGHT OF APPEAL AND FOR SO DOING THIS MORTGAGE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, IT BEING AGREED THAT THE FOREGOING AUTHORIZATION IS A POWER COUPLED WITH AN INTEREST. MORTGAGOR WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS MORTGAGEE SHALL ELECT UNTIL ALL OBLIGATIONS OF MORTGAGOR TO MORTGAGEE HAVE BEEN PAID IN FULL.

MORTGAGOR ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS MORTGAGE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MORTGAGOR BY SUCH COUNSEL.

ARTICLE 5
MISCELLANEOUS

5.1    Agreements Separable. In the event any one or more of the provisions contained in this Mortgage or the Obligations shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

5.2    Notices. The written notices provided for in Section 8143 of 42 Pa. C.S.A. from a per‐son claiming priority of a lien or encumbrance over the lien of this Mortgage for any future advances made under the Note shall be either personally delivered to Michael E. Lewis, Senior Vice President at Mortgagee’s principal place of business at 11201 USA Parkway, Fishers, Indiana 46037 or sent to Mortgagee by registered or certified mail, postage prepaid, return receipt requested, addressed to Mortgagee at 11201 USA Parkway, Fishers, Indiana 46037, Attention: Michael E. Lewis, Senior Vice President.

5.3    Successors and Assigns. All of the grants, warrants, covenants, terms, provisions and conditions contained herein shall run with the land and shall apply to, bind and inure to the benefit of, the legal representatives, successors and assigns of Mortgagor and Mortgagee. References in this Mortgage to “Mortgagee” shall include all such successors and assigns and any subsequent holder of this Mortgage and the Obligations secured hereby.

5.4    Headings and Terminology. Section headings used herein are for convenience only and are not a part of this Mortgage and shall not be used in construing it. The preamble and recitals hereto are hereby incorporated into this Mortgage. If Mortgagor shall be more than one individual, corporation, firm, partnership, joint venture, trustee, unincorporated association or other entity, their liability and obligation hereunder shall be joint and several. As used in this Mortgage, the singular shall include the plural, and the plural, the singular; and the gender used shall include the other genders.

5.5    Estoppel Certificates; Instruments of Further Assurance. Mortgagor shall deliver to Mortgagee a duly acknowledged (a) certificate of Mortgagor setting forth the amount of principal and interest due and payable on the Obligations and whether any offsets or defenses exist with respect to this Mortgage or the debt secured hereby, and (b) certificate of any person having or acquiring an interest in or encumbrance on all or any part of the Mortgaged Property setting forth the nature and extent of the interest and stating that the interest is subordinate to this Mortgage and whether any offsets or defenses exist with respect to this Mortgage or the debt secured hereby, All such documentation required under (a) and (b) above shall be delivered to Mortgagee within 10 days after any request.

5.6    Releases; Resort to Other Security, Etc. Without affecting the liability of any party liable for payment of any indebtedness secured hereby or performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time, and without notice to or the consent of Mortgagor or any party having an interest in the Mortgaged Property or the Obligations (a) release any party liable for payment of all or any part of the indebtedness secured hereby or for performance of any obligation herein; (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness secured hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (c) accept any additional security; (d) release or otherwise deal with any property, real or personal, including any or all of the Mortgaged Property, including making partial releases of the Mortgaged Property; or (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

5.7    Waiver of Laws. Mortgagor waives the benefit of all laws now existing or that hereafter may be enacted providing for (a) any appraisement before sale of any portion of the Mortgaged Property, and (b) the benefit of all laws that may be hereafter enacted in any way extending the time for the enforcement of the collection of the Obligations or the debt evidenced thereby, or creating or extending beyond any statutory time a period of redemption from any sale made in collecting said debt. To the fullest extent Mortgagor may do so, Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, and its representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property through Mortgagor, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this Section 5.7 and now in force, of which Mortgagor and its successors and assigns or other person may take advantage despite this Section 5.7, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 5.7. Mortgagor hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Mortgage or to any action brought to enforce the Obligations or any other obligation secured by this Mortgage. Mortgagor expressly waives and relinquishes any and all rights and remedies which

Mortgagor may have or be able to assert by reason of the laws of the state where the Mortgaged Property is located pertaining to the rights and remedies of sureties.

5.8    Governing Law. This Mortgage and the rights and obligations of the parties under this Mortgage shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Pennsylvania, without giving effect to principles of conflicts of law except that the creation, governance, administration and enforcement of the lien created hereby and rights and remedies with respect to the Mortgaged Property shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

5.9    Mortgagee to Succeed to Priority of Prior Liens. Should the proceeds of the debt secured hereby made by Mortgagor, as evidenced by the Obligations, or any part thereof, or any amount paid out or advanced by Mortgagee, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Mortgagee shall be subrogated to such other lien or encumbrance and to any additional security held by the holder thereof, and shall have the benefit of the priority of all of same, but the terms of such agreements relating thereto shall be superseded by this Mortgage and the Loan Documents.

5.10    Nonwaiver. No waiver of any covenant or condition or the breach of any covenant or condition of this Mortgage shall be deemed to constitute a waiver of any subsequent breach of such covenant or condition, nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall any waiver or indulgence granted by Mortgagee to Mortgagor be taken as an estoppel against Mortgagee promptly to avail itself of such other rights or remedies as Mortgagee may have or be construed as a waiver of such Event of Default, but Mortgagee may at any time thereafter, if such default continues, exercise all its rights arising from such default in the manner provided in this Mortgage. The acceptance by Mortgagee of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby accrued or to declare a default as provided herein. The acceptance by Mortgagee of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of Mortgagor to pay the entire sum then due, and Mortgagor’s failure to pay said entire sum shall be and continue to be a default notwithstanding such acceptance of such amount on account, as aforesaid, and Mortgagee shall be at all times thereafter and until the entire sum then due shall have been paid, and notwithstanding the acceptance by Mortgagee thereafter of further sums on account, or otherwise, entitled to exercise all rights in this Mortgage conferred upon it, upon the occurrence of a default, and the right to proceed with a sale under any notice of default, and election to sell, shall in no way be impaired, whether any of such amounts are received prior or subsequent to such notice. Consent by Mortgagee to any transaction or action of Mortgagor which is subject to consent or approval of Mortgagee hereunder shall not be deemed a waiver of right to require such consent or approval to future or successive transactions or actions.

5.11    Usury. Mortgagor hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for in the Obligations, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, without limitation, any fees to be paid by Mortgagor pursuant to the Loan Documents. Mortgagee and Mortgagor agree that none of the terms and provisions contained in the Obligations or the Loan Documents is to be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the Commonwealth of Pennsylvania. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee to comply at all times with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness extended pursuant to the Obligations or the other Loan Documents (the “Debt”). If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Obligations or the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Mortgagee’s exercise of its option to accelerate the Maturity Date of the Debt, or if the application of proceeds of collateral to the Debt, or if any prepayment of the Debt results in the payment of any interest in excess of that permitted by law, then it is the express intent of Mortgagor and Mortgagee that such excess amounts collected by Mortgagee shall be applied first to payment of sums, other than principal and interest, payable by Mortgagor under the Obligations or the Loan Documents, then second to reduce the Debt and not to pay interest, and then to the extent that such excessive interest exceeds the unpaid principal balance of the Debt, such excess shall be refunded to Mortgagor. After said application of excessive interest, the Obligations and the Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of executing a new document, so as to comply with the then applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, for the use, forbearance, detention, taking, charging, receiving or reserving on the Debt shall, to the fullest extent permitted by applicable laws, be amortized, prorated, allocated and spread throughout the full term until payment in full of the Debt (including the period of any renewal or extension thereof), so that the rate or amount of interest on the Debt does not exceed any usury ceiling from time to time in effect and applicable thereto for long as the Debt is outstanding. This paragraph shall control all agreements between Mortgagor and Mortgagee.

5.12    Maximum Indebtedness. The maximum amount of indebtedness secured hereby is $7,775,680.00, plus any future advances as provided in Section 5.15, and accrued but unpaid interest on the outstanding principal balance of the Obligations.

5.13    Permanent Mortgage. This Mortgage secures a loan on the Mortgaged Property pursuant to the Loan Documents. This Mortgage secures the payment of all sums and the performance of all covenants required by Mortgagor by the Loan Documents.

5.14    Intentionally Omitted.

5.15    Future Advances. This Mortgage secures (i) all advances made by Mortgagee with respect to any of the Property for the payment of impositions, maintenance charges, insurance premiums or costs incurred for the protection of any of the Property or the lien of this Mortgage, (ii) all expenses incurred by Mortgagee by reason of an Event of Default hereunder, and (iii) all advances made by Mortgagee to enable completion of any construction of improvements on the Property. As provided in 42 Pa.C.S.A. §8144, this Mortgage shall constitute a lien on the Mortgaged Property from the time this Mortgage is left of record for, among other things, all such advances and expenses, plus interest thereon, regardless of the time when such advances are made or such expenses are incurred.

5.16    Construction of Improvements. In the event that any of the proceeds from the Obligations or any of the other Loan Documents are to be used for the purpose of erecting a building or buildings on or otherwise improving the Property, then the parties hereto agree that, if construction of such improvements should cease or such construction be so slow that for all intents and purposes the construction may be said to have ceased (the determination of whether or not construction has ceased shall rest entirely with Mortgagee), then Mortgagee may, at its option, enter into and upon the Property and complete the construction of said improvements. Mortgagor hereby grants unto Mortgagee full power and authority to make such entry upon the Property and to enter into such contracts as Mortgagee may reasonably believe necessary or appropriate to complete such improvements; and the funds expended by Mortgagee in connection with such completion of construction shall be added to the principal amount that has been advanced under the terms of the Obligations and the other Loan Documents, and shall be secured by the Property and be payable by Mortgagor on demand together with interest stated in the Obligations.

5.17    Due on Sale—Consent by Mortgagee. Mortgagee may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale, transfer without Mortgagee’s prior written consent of all or any part of the Mortgaged Property or any interest therein. A “sale or transfer” shall mean the conveyance of the Mortgaged Property or any right, title or interest therein, whether legal, beneficial or equitable, whether voluntary or involuntary, whether by outright sale, deed, installment sale contract, land contract, contract for deed, lease‑option contract or by sale, assignment or transfer of any beneficial interest in or to any land trust holding title to the Mortgaged Property, or by any other method of conveyance of real property. If Mortgagor is a corporation (unless its stock is publicly traded), partnership or limited liability company, then sale or transfer also includes any transfer of a majority ownership in Mortgagor without the prior written consent of Mortgagee. However, this right shall not be exercised by Mortgagee if it is prohibited by federal or state law.

5.18    Incorporation by Reference. All recitals, schedules, exhibits or other attachments to this Mortgage are incorporated into this Mortgage as if set out in full at the first place in this Mortgage that reference is made thereto.

5.19    Warranty of Non-Foreign Borrower. Mortgagor represents and warrants to Mortgagee that Mortgagor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), and is not either a non‑resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and the regulations promulgated thereunder. Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all loss, liability, cost, damage and expense (including, without limitation, reasonable attorneys’ fees and costs) that Mortgagee may sustain as a result of a breach of the foregoing representation and warranty. The foregoing indemnification shall survive repayment of Mortgagor’s obligations under the Obligations and the other Loan Documents, and the release or assignment of this Mortgage.

5.20    WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS MORTGAGE, ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR

ACTIONS OF MORTGAGOR AND MORTGAGEE. MORTGAGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT TO MORTGAGEE.

IN TESTIMONY WHEREOF, Mortgagor, acting by and through its duly authorized representative, duly executed this Mortgage as of the date first set forth above.

MORTGAGOR:

INNOVATIVE FOOD PROPERTIES, LLC,

a Delaware limited liability company

By         INNOVATIVE FOOD HOLDINGS, INC.,

a Florida corporation,

its sole member

By:

Samuel Klepfish, Chief Executive Officer

WITNESS:

___________________________________

___________________________________

ACKNOWLEDGMENT

STATE OF ______________ )

                                  ) ss.

COUNTY OF                         )

The foregoing instrument was acknowledged before me this ___ day of ____________, ____, 2022_, by Samuel Klepfish, the Chief Executive Officer of Innovative Food Holdings, Inc., a Florida corporation and the sole member of Innovative Food Properties, LLC, a Delaware limited liability company, on behalf of said entities.

                                                                                                              ________________________________

                                                                                                                  Notary Public

CERTIFICATE OF RESIDENCE

I hereby certify that the address of the within named mortgagee is 4143 Maple Ave., Suite 100, Dallas, Texas 75219.

________________________________
Authorized signatory

(33)

EXHIBIT A

ALL that certain piece or parcel of land situate in the Township of Wright, County of Luzerne and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in the Easterly right of way line of Oak Hill Road, a County Road, at its point of intersection with the Southwesterly sideline of a 150 foot wide right of way of the Pennsylvania Power and Light Company, said point being also the most Northwesterly corner of lands of Dana Perfumes Corporation; thence along the Easterly and then Southerly right of way line of Oak Hill Road by the 2 following lines: 1.By a curve to the right having a radius of 552.65 feet, an arc length of 664.18 feet, and a chord bearing distance of North 42° 58’ 15” East, 624.92 feet to a point; 2. Thence North 77° 24’ East 387.85 feet to a set iron pin corner in the Westerly sideline of lands conveyed by the Greater Wilkes-Barre Industrial Fund, Inc., to Pennsylvania Power and Light Company by deed dated July 9, 1954, and recorded in Luzerne County Deed Book 1242, page 133; thence along said lands South 1° 54’ East 1,029.21 feet to a set iron pin corner in the Northeasterly sideline of the 150 foot wide right of way of the Pennsylvania Power and Light Company; then along the Northeasterly sideline of said right of way South 50° 58’ East 264.75 feet to a point, said point being the Southeasterly corner of the aforesaid lands conveyed to Pennsylvania Power and Light Company; thence crossing said 150 foot wide right of way South 1° 54’ East 198.55 feet to a point in the Southwesterly sideline of said 150 foot wide right of way of the Pennsylvania Power and Light Company, said point being also the Northeasterly corner of lands of Dana Perfumes Corporation; thence along the Northeasterly line of land of Dana Perfumes Corporation and the Southwesterly sideline of said 150 feet wide right of way North 50° 58’ West 1,352.80 feet to the point of BEGINNING.

Being Tax Parcel No. 64M900A05D000.

SUBJECT, however, to the one hundred fifty (150) foot wide electric line right of way located along the Southwesterly line of the herein described parcel, said right of way having been granted to Pennsylvania Power and Light Company by Scranton-Spring Brook Water Service Company by an unrecorded instrument dated June 1, 1958.

SUBJECT, however, to a twenty (20) foot wide right of way for sanitary sewer purposes crossing the herein described parcel, as granted by the Greater Wilkes-Barre Industrial Fund, Inc., to the Mountaintop Area Joint Sanitary Authority by Agreement dated September 3, 1976, and recorded in Luzerne County Deed Book 1935 at page 619.

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